EXHIBIT 2




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Ace Securities Corp. Home Equity Loan Trust, Series 2004-RM1 of our report dated February 10, 2004 relating to the financial statements of XL Financial Assurance Ltd. as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as Exhibit 99.2 in XL Capital LTd.'s Annual Report on Form 10-K for the year ended December 31, 2003.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.



/s/ Pricewaterhouse Coopers LLP
Hamilton, Bermuda
July 27, 2004